Exhibit 99.1



                       FORM OF CHANGE IN CONTROL AGREEMENT
                       -----------------------------------



         THIS AGREEMENT, made as of the ____ day of ____________, 199_, by and between Balanced Care Corporation, a Delaware corporation with a principal office at 5021 Louise Drive, Suite 200, Mechanicsburg, PA, 17055 (the "Company") and ___[Executive]___, an individual health care executive (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company presently employs the Executive, on an employee at will basis, as ___[Position]___;

         WHEREAS, the Company and the Executive mutually desire to provide certain severance payment rights to the Executive under specified circumstances;

         WHEREAS, in consideration of providing such severance payment rights to the Executive, the Company desires that the Executive agree to certain non-compete and non-solicitation restrictions; and

         WHEREAS, the Executive is willing to be employed by the Company in the foregoing capacity and to be subject to the non-compete and non-solicitation restrictions upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound, the parties hereto agree as follows:

1. Employment. The Company employs the Executive as an employee at will and the Executive's employment by the Company is subject to all of the terms and conditions set forth herein.

2. Termination Following a Change in Control. The Executive shall be entitled to receive a Severance Payment if, within ___[Severance Payment Time Period]___ following a Change in Control, there occurs any of the following events:


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         (A)  any termination of the Executive except for Cause;

         (B)  any  material   reduction  in  the  Executive's   responsibilities
(including  reporting   responsibilities)   or  authority,   including  as  such
responsibilities or authority may be increased from time to time;

         (C) the assignment to the Executive of duties inconsistent with the Executive's office on the date of a Change in Control or as the same may be increased from time to time after a Change in Control;

         (D) any material reduction (including, after a Change in Control, proportional reductions affecting all employees or executive employees) in the Executive's annual base salary in effect on the date of a Change in Control or as the same may be increased from time to time after a Change in Control;

         (E) any failure (including, after a Change in Control, proportional failures affecting all executive employees) to continue the Executive's participation on substantially similar terms in the Plan or any bonus plan in which the Executive participated at the time of the Change in Control or any change or amendment to any substantive provisions of any such plan which would materially decrease the potential benefits to the Executive under any of such plans;

         (F) any failure (including, after a Change in Control, a proportional failure affecting all executive employees) to provide the Executive with benefits at least as favorable as those enjoyed by the Executive under any of the Company's pension, life insurance, medical, health and accident or other employee plans in which the Executive participated at the time of the Change in Control, unless such reduction relates to a reduction in benefits applicable to all employees generally;

         (G)  the reassignment of the Executive to a location greater than sixty
(60) miles from the principal executive offices of the Company before the Change in Control; and

         (H) in the event of any of the events described in (B) through (G) above, the Executive voluntarily terminates his employment under this Agreement as a result of such event(s).

3. Definitions: As used in this Agreement, the following terms shall have the meanings set forth below:


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         (A)  "Cause" shall mean willful  misconduct, intentional  and  material failure to perform duties under this Agreement by the Executive or the Executive's conviction of a felony. No termination for cause shall be effective unless and until the Executive is given written notice that the act or omission constitutes "Cause" under this Agreement and the Executive is given an opportunity to correct or cure the particular act or omission within thirty (30) days after receipt by the Executive of such written notice from the Company.

         (B) A "Change in Control" shall be deemed to have taken place if: (i) any person, including a group but not excluding the Company or any current stockholder of the Company who beneficially owns five percent (5%) or more of the Company's outstanding shares, becomes the beneficial owner of shares of the Company having twenty percent (20%) or more of the total number of votes that may be cast for the election of directors or (ii) there occurs any cash tender or exchange offer for shares of the Company, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, and as a result of or in connection with any such event persons who were directors of the Company before the event shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. As used herein, the terms "person" and "beneficial owner" have the same meaning as under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (C) A "Severance Payment" shall include the following: (i) all outstanding stock options granted to the Executive, if any, under the Company's 1996 Stock Incentive Plan, as such plan may be amended from time to time (the "Plan"), shall immediately become vested and shall be exercisable in accordance with the provisions of the Plan and (ii) a lump sum cash payment, shall be payable within 30 days of termination of employment, equal to the sum of (a) the amount determined by multiplying by two (3) the Executive's annual base salary then in effect on the date of termination and (b) the maximum amount of the Executive's potential annual bonus percentage payable for the year in which the termination took place.

4. Notice of Termination. Any notice of termination of employment of the Executive shall be given by the Company in writing and delivered by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, at such address as the Executive shall have furnished to the Company in writing.

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5.       Non-Competition  and   Non-Solicitation.  As  further consideration for
the Company's execution and delivery of this Agreement to the Executive, the Executive agrees as follows:

         (A) Restrictions on Competition. While employed by the Company and for a period of one (1) year following termination of the Executive's employment, the Executive agrees that he will not directly or indirectly own an interest in, manage or control, or provide consulting services or services as an employee or partner, to a business engaged in managing, leasing, owning or operating assisted living facilities, nursing homes or sub-acute operations (the "Business Activities") within a sixty (60) mile radius of any Company facility existing or under active development at the time of such termination.

         (B) Restriction on Solicitation. While employed by the Company and for a period of one (1) year following termination of the Executive's employment, the Executive agrees that he will not directly or indirectly: (i) solicit or encourage any of the Company's customers to deal with the Executive or any other third party other than the Company or (ii) solicit for the Executive's benefit or for the benefit of any third party the employment or services of any then current employee of the Company.

         (C) Listed Stock Ownership Exception. Nothing in this Section 5 shall prohibit the Executive from owning stock in a publicly traded company as a passive investor provided that the Executive shall not own more than 5% of the equity of a publicly traded competing enterprise of the Company's.

6.       Successors.

         (A) This Agreement is personal to the Executive and shall not be assignable by the Executive otherwise than by his will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal heirs and representatives.

         (B) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (C)  The  Company  will  require  any   successor  (whether  direct  or
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the Company shall

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mean the Company as  hereinbefore  defined  and any  successor  to its  business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

7. Entire Agreement. This writing represents the entire agreement and understanding between the parties with respect to the subject matter contained herein and may not be altered or amended except in a writing signed by both parties.

8. Unenforceability. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid or unenforceable for any reason, such judgment shall not affect, impair or invalidate the remainder of this Agreement.

9. Waiver. The failure of the parties to insist upon strict compliance with any provision hereof or the failure to assert any right the parties may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right thereof by the parties.

10. Counterparts. This Agreement may be executed by the parties in two or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument.

11. Headings. The headings of the sections and subsections of this Agreement are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

12. Governing Law. This Agreement has been negotiated and executed within the Commonwealth of Pennsylvania and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have executed this Agreement as of the date first above written.


ATTEST:                             BALANCED CARE CORPORATION


                                    By: /s/ Brad E. Hollinger
-----------------------------       ------------------------------
Asst.  Secretary                    Brad E. Hollinger
                                    President and Chief Executive
                                    Officer
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WITNESS:                            EXECUTIVE:

                                    /s/ [Executive]
-----------------------------       -------------------------------
                                    individual health care executive